M E M O R A N D U M

To:	AJW Partners, LLC AJW Master Fund, Ltd. New Millennium Capital Partners II, LLC
From:	Innofone.com, Inc.
Date:	September 21, 2007
Re:	Disbursement of Funds

In connection with the funding of an aggregate of $200,000 pursuant to that certain Securities Purchase Agreement dated as of September 21, 2007 (the “Agreement”), you are hereby directed to disburse such funds as follows:

1.  $        to Innofone.com, Inc. in accordance with the wire transfer instructions attached as Schedule A hereto;

2.  $        to The National Investment Resources, LLC in accordance with the wire transfer instructions attached as Schedule B hereto;

3.  $           to Ballard Spahr Andrews & Ingersoll, LLP in accordance with the wire transfer instructions attached as Schedule C hereto.

4.  $        to AJW Partners, LLC in accordance with the wire instructions attached hereto as Schedule D;

5.  $           to New Millennium Capital Partners II, LLC in accordance with the wire instructions attached hereto as Schedule E;

6.  $           to AJW Offshore, Ltd. in accordance with the wire instructions attached hereto as Schedule F;

7.  $           to AJW Qualified Partners, LLC in accordance with the wire instructions attached hereto as Schedule G; and

8.  $        to be held in escrow for the payment of key man life insurance premiums.

Upon receipt of such funds, we will release from escrow the Notes and the Warrants (each as defined in the Agreement).

Innofone.com, Inc.

Alex Lightman
Chief Executive Officer

Schedule A

Company:

Account Name:

Account Number:

Bank:

ABA:

Branch Address:

Bank Contact:

Schedule B

Bank:	North Fork Bank

Branch Address:	60 Cuttermill Road, Great Neck, NY 11021 Branch #62

Telephone No.:	516-773-1880

Fax No.:	516-773-1888

Account Name:	National Investment Resources, LLC

Account No.:	6224023322

ABA No.:	021407912

Officer:	Mr. Steven Tuchler

Schedule C

Bank:	PNC Bank, Philadelphia

Account Name:	Ballard Spahr Andrews & Ingersoll, LLP

Account No.:	85-5744-7842

ABA No.:	031 0000 53

Schedule D

Bank:	North Fork Bank

Branch Address:	60 Cuttermill Road Great Neck, NY 11021

Telephone No.:	516-773-1880

Fax No.:	516-773-1888

Account Name:	AJW Partners, LLC

Account Number:	6224023355

Swift:	0214-0791-2

Officer:	Mr. Steven Tuchler, Branch Manager

Schedule E

Bank:	North Fork Bank

Branch:	60 Cuttermill Road
Great Neck, NY 11021
Branch #62

Telephone No.:	516-773-1880

Fax No.:	516-773-1888

Account Name:	New Millennium Capital Partners, LLC

Account No.:	6224023389

ABA No.:	021407912

Officer:	Mr. Steven Tuchler

Schedule F

Bank:	North Fork Bank

Branch Address:	60 Cuttermill Road
Great Neck, NY 11021

Telephone No.:	516-773-1880

Fax No.:	516-773-1888

Account Name:	AJW New Millennium Offshore, Ltd.

Account Number:	6224023413

Swift:	0214-0791-2

Officer:	Mr. Steven Tuchler, Branch Manager

Schedule G

BANK:	North Fork Bank

Branch Address:	60 Cuttermill Road, Great Neck, NY 11021

Telephone No.	516-773-1880

Fax No.	516-773-1888

Account Name:	AJW Qualified Partners, LLC

Account Number:	6224022415

Swift:	0214-0791-2

Officer:	Mr. Steven Tuchler, Branch Manager